Exhibit 99.2

INDEPENDENCE REALTY TRUST

EARNINGS RELEASE & SUPPLEMENTAL INFORMATION

Q1 2023

Monticello by the Vineyard

Euless, TX

NYSE: IRT
WWW.IRTLIVING.COM

Independence Realty Trust
March 31, 2023
Company Information:
Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily communities, across non-gateway U.S. markets including Atlanta, GA, Dallas, TX, Denver, CO, Columbus, OH, Indianapolis, IN, Raleigh-Durham, NC, Oklahoma City, OK, Nashville, TN, Houston, TX, and Tampa, FL. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website www.irtliving.com.

Corporate Headquarters	1835 Market Street, Suite 2601
Philadelphia, PA 19103
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Smithfield
Ted McHugh and Lauren Torres
917-365-7979
IRT@edelman.com

Forward-Looking Statements
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words that predict or indicate future events and trends and that do not report historical matters.
These forward-looking statements involve estimates, projections, forecasts and assumptions and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, increased regulations generally and specifically on the rental housing market including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of COVID-19 and other potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives, unknown or unexpected liabilities including the cost of legal proceedings, inability to sell certain assets within the time frames or at the pricing levels expected, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.
These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces First Quarter 2023 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – April 26, 2023 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its first quarter 2023 financial results.
First Quarter Highlights
•Net income available to common shares of $8.6 million for the quarter ended March 31, 2023 compared to $74.6 million for the quarter ended March 31, 2022.
•Earnings per diluted share of $0.04 for the quarter ended March 31, 2023 compared to $0.34 for the quarter ended March 31, 2022.
•Same-store portfolio net operating income (“NOI”) growth of 8.2% for the quarter ended March 31, 2023 compared to the quarter ended March 31, 2022.
•Core Funds from Operations (“CFFO”) of $62.5 million for the quarter ended March 31, 2023 compared to $57.7 million for the quarter ended March 31, 2022. CFFO per share was $0.27 for the first quarter of 2023, as compared to $0.25 for the first quarter of 2022.
•Adjusted EBITDA of $87.6 million for the quarter ended March 31, 2023 compared to $81.4 million for the quarter ended March 31, 2022.
•Value add program completed renovations at 635 units during the quarter ended March 31, 2023, achieving a weighted average return on investment during the quarter of 17.8%.
Included later in this press release are definitions of NOI, CFFO, Adjusted EBITDA and other Non-GAAP financial measures and reconciliations of such measures to their most comparable financial measures as calculated and presented in accordance with GAAP.
Management Commentary
“For the first quarter of 2023, we delivered an 8.2% increase in same-store NOI, led by blended lease over lease rental growth of 4.0%”, said Scott Schaeffer, Chairman and CEO of IRT. “ As the second quarter progresses, our focus on improving occupancy is materializing, as we’re nearing 95% occupancy at our same-store non-value add communities. In addition, the value add program continues to deliver outsized results and we are on track to achieve our volume targets for 2023 with 635 units renovated during the first quarter. We remain confident in the long-term benefits of our portfolio, as we continue to see strong fundamentals in our sunbelt markets and property class type.”
Same-Store Portfolio(1) Operating Results

First Quarter 2023 Compared to First Quarter 2022
Rental and other property revenue	7.5% increase
Property operating expenses	6.4% increase
Net operating income (“NOI”)	8.2% increase
Portfolio average occupancy	220 bps decrease to 93.1%
Portfolio average rental rate	10.8% increase to $1,530
NOI Margin	40 bps increase to 63.3%
(1)Same-store portfolio includes 116 properties, which represent 34,571 units.

Operating Metrics
The table below summarizes operating metrics for the same-store portfolio for the applicable periods.

	1Q 2023	2Q 2023(3)
Same-Store Portfolio(1)
Average Occupancy	93.1%	93.9%	(4)
Lease Over Lease Effective Rental Rate Growth:(2)
New Leases	3.1%	4.2%
Renewal Leases	4.8%	1.7%
Blended	4.0%	2.4%
Resident retention rate	48.2%	56.7%
Same-Store Portfolio excluding Ongoing Value Add
Average Occupancy	93.8%	94.4%	(4)
Lease Over Lease Effective Rental Rate Growth:(2)
New Leases	2.6%	3.9%
Renewal Leases	4.2%	1.7%
Blended	3.4%	2.3%
Resident retention rate	48.5%	56.9%
Value Add (19 properties with Ongoing Value Add)
Average Occupancy	90.1%	91.7%	(4)
Lease Over Lease Effective Rental Rate Growth:(2)
New Leases	5.4%	5.4%
Renewal Leases	7.3%	1.7%
Blended	6.3%	2.9%
Resident retention rate	46.5%	56.2%
(1)Same-store portfolio includes 116 properties, which represent 34,571 units.
(2)Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months.
(3)2Q 2023 average occupancy and resident retention rates are as through April 24, 2023. 2Q 2023 new lease and renewal rates are for leases commencing during 2Q 2023 that were signed as of April 24, 2023.
(4)As of April 24, 2023, same-store portfolio occupancy was 94.3%, same-store portfolio excluding ongoing value add occupancy was 94.7%, and value add occupancy was 92.3%.
Value Add Program
We completed renovations on 635 units during the quarter ended March 31, 2023, achieving a return on investment of 17.8%, with an average cost per unit renovated of $15,408, and average rent increase per renovated unit of $228. See the Value Add Summary page of our supplemental for additional information on our projects life to date as of March 31, 2023.

Investment Activity
Dispositions
On February 28, 2023, we sold Eagle Lake Landing apartments located in Indianapolis, Indiana for $37.3 million and recognized a gain on sale of $1.0 million. Proceeds from the sale were used to reduce indebtedness.
Capital Expenditures
For the three months ended March 31, 2023, recurring capital expenditures for the total portfolio were $4.1 million, or $117 per unit.

Capital Markets
New Swap Agreement
On March 16, 2023, we entered into an interest rate swap contract with a notional value of $200.0 million, a strike rate of 3.39% and a maturity date of March 17, 2030.
Dividend Distribution
On March 14, 2023, our Board of Directors declared a quarterly cash dividend of $0.14 per share of our common stock, which was paid on April 21, 2023 to stockholders of record at the close of business on March 31, 2023.
2023 EPS and CFFO Guidance
We affirm our EPS and CFFO per share and same-store NOI targets. Earnings per diluted share is projected to be in the range of $0.23 to $0.27. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share is included below. See the schedules and definitions at the end of this release for further information regarding how IRT calculates CFFO and for management’s definition and rationale for the usefulness of CFFO.

2023 Full Year EPS and CFFO Guidance(1)(2)	Low	High
Earnings per share	$0.23	$0.27
Adjustments:
Depreciation and amortization	0.95	0.95
Gain on sale of real estate assets(3)	(0.01)	(0.01)
Loan (premium accretion) discount amortization, net	(0.05)	(0.05)
Core FFO per share	$1.12	$1.16
(1)This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2023 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our guidance is based on the key guidance assumptions detailed below.
(2)Per share guidance is based on 230.0 million weighted average shares and units outstanding.
(3)Gain on sale of real estate assets includes one asset sale that occurred during the first quarter of 2023.

2023 Guidance Assumptions
Our key guidance assumptions for 2023 are enumerated below. See definitions at the end of this release for further information regarding our same-store definitions.

Same-Store Portfolio	2023 Outlook(1)
Number of properties/units	116 properties / 34,571 units
Property revenue growth	5.7% to 7.0%
Controllable operating expense growth	3.3% to 5.4%
Real estate tax and insurance expense growth	8.1% to 9.1%
Total operating expense growth	5.2% to 6.9%
Property NOI growth	5.0% to 8.0%

Corporate Expenses
General and administrative & Property management expenses	$51.5 million to $53.5 million
Interest expense(2)	$104.5 million to $106.5 million

Transaction/Investment Volume(3)
Acquisition volume	None
Disposition volume	$35 million to $40 million

Capital Expenditures
Recurring	$19.0 million to $21.0 million
Value add & non-recurring	$78.0 million to $82.0 million
Development	$80.0 million to $90.0 million
(1)This guidance, including the underlying assumptions, constitutes forward-looking information. Actual results could vary significantly from the projections presented. See “Forward-Looking Statements” below.
(2)Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting, we recorded a $72.1 million loan premium, net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will be excluded from CFFO.
(3)We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statements” below.

Selected Financial Information
See the schedules at the end of this earnings release for selected financial information for IRT.
Non-GAAP Financial Measures and Definitions
We disclose the following non-GAAP financial measures in this earnings release: FFO, CFFO, NOI and Adjusted EBITDA. Included at the end of this release are definitions of these non-GAAP financial measures and a reconciliation of our reported net income to our FFO and CFFO, a reconciliation of our same-store NOI to our reported net income, a reconciliation of our Adjusted EBITDA to net income, and management’s rationales for the usefulness of each of these and other non-GAAP financial measures used in this release.
Conference Call
All interested parties can listen to the live conference call webcast at 9:00 AM ET on Thursday, April 27, 2023 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.833.470.1428, access code 034663. For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website until the next earnings release. A playback of the conference call can also be accessed telephonically until Thursday, May 4, 2023 by dialing 1.866.813.9403, access code 284598.
Supplemental Information
We produce supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors. The supplemental information is available via our website, www.irtliving.com, through the "Investor Relations" section.
About Independence Realty Trust, Inc.
Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily communities, across non-gateway U.S. markets including Atlanta, GA, Dallas, TX, Denver, CO, Columbus, OH, Indianapolis, IN, Raleigh-Durham, NC, Oklahoma City, OK, Nashville, TN, Houston, TX, and Tampa, FL. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website www.irtliving.com.

Forward-Looking Statements
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words that predict or indicate future events and trends and that do not report historical matters.
These forward-looking statements involve estimates, projections, forecasts and assumptions and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, increased regulations generally and specifically on the rental housing market including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of COVID-19 and other potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives, unknown or unexpected liabilities including the cost of legal proceedings, inability to sell certain assets within the time frames or at the pricing levels expected, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.
These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

FINANCIAL & OPERATING HIGHLIGHTS
Dollars in thousands, except per share data

	For the Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Selected Financial Information:
Operating Statistics:
Net income (loss) available to common shares	$8,648	$33,631	$16,223	$(7,205)	$74,600
Earnings (loss) per share -- diluted	$0.04	$0.15	$0.07	$(0.03)	$0.34
Rental and other property revenue	$161,135	$162,493	$160,300	$154,643	$149,977
Property operating expenses	$59,255	$57,450	$59,967	$58,976	$55,883
NOI	$101,880	$105,043	$100,333	$95,667	$94,094
NOI margin	63.2%	64.6%	62.6%	61.9%	62.7%
Adjusted EBITDA	$87,594	$93,017	$89,264	$83,228	$81,375
CORE FFO per share	$0.27	$0.29	$0.28	$0.26	$0.25
Dividends per share	$0.14	$0.14	$0.14	$0.14	$0.12
CORE FFO payout ratio	51.9%	48.3%	50.0%	53.8%	48.0%
Portfolio Data:
Total gross assets	$7,045,306	$7,034,902	$7,097,280	$6,801,034	$6,731,377
Total number of operating properties	119	120	122	120	119
Total units	35,249	35,526	36,176	35,594	35,498
Period end occupancy	94.1%	93.6%	94.6%	95.7%	95.4%
Total portfolio average occupancy	93.1%	93.9%	94.2%	95.5%	95.2%
Total portfolio average effective monthly rent, per unit	$1,535	$1,522	$1,484	$1,414	$1,374
Same-store portfolio period end occupancy (a)	94.1%	93.6%	94.6%	95.4%	95.6%
Same-store portfolio average occupancy (a)	93.1%	93.9%	94.2%	95.5%	95.3%
Same-store portfolio average effective monthly rent, per unit (a)	$1,530	$1,520	$1,487	$1,420	$1,381
Capitalization:
Total debt (b)	$2,628,632	$2,631,645	$2,713,625	$2,552,936	$2,542,088
Common share price, period end	$16.03	$16.86	$16.73	$20.73	$26.44
Market equity capitalization	$3,694,970	$3,880,432	$3,850,365	$4,729,580	$6,031,873
Total market capitalization	$6,323,602	$6,512,077	$6,563,990	$7,282,516	$8,573,961
Total debt/total gross assets	37.3%	37.4%	38.2%	37.5%	37.8%
Net debt to Adjusted EBITDA (c)	7.3x	6.9x	7.2x	7.4x	7.6x
Interest coverage	4.0x	4.0x	4.0x	4.0x	4.0x
Common shares and OP Units:
Shares outstanding	224,556,870	224,064,940	224,056,179	222,060,280	221,163,391
OP units outstanding	5,946,571	6,091,171	6,091,171	6,091,171	6,970,993
Common shares and OP units outstanding	230,503,441	230,156,111	230,147,350	228,151,451	228,134,384
Weighted average common shares and OP units	230,186,297	229,994,927	228,051,780	227,964,753	227,778,484
(a)Same-store portfolio consists of 116 properties, which represent 34,571 units.
(b)Includes indebtedness associated with real estate held for sale, as applicable.
(c)Reflects net debt to Adjusted EBITDA for each period presented, including adjustments for the timing of acquisitions and dispositions impacting quarterly EBITDA. For the five quarters ended March 31, 2023, net debt to Adjusted EBITDA excluding adjustments for these items was 7.3x, 6.9x, 7.4x, 7.4x, and 7.5x, respectively.

BALANCE SHEETS
Dollars in thousands, except per share data

	As of
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Assets:
Real estate held for investment, at cost	$6,648,907	$6,615,243	$6,634,087	$6,428,482	$6,382,324
Less: accumulated depreciation	(475,001)	(425,034)	(379,171)	(329,903)	(283,666)
Real estate held for investment, net	6,173,906	6,190,209	6,254,916	6,098,579	6,098,658
Real estate held for sale	—	35,777	82,178	81,818	80,992
Real estate under development	124,983	105,518	86,763	61,777	48,959
Cash and cash equivalents	12,448	16,084	23,753	11,378	23,971
Restricted cash	22,385	27,933	35,829	31,017	26,789
Investment in unconsolidated real estate entities	92,882	80,220	70,608	54,178	43,541
Other assets	34,360	34,846	34,480	26,707	27,281
Derivative assets	32,783	41,109	43,967	21,162	12,944
Intangible assets, net	—	399	1,039	18	24,187
Total assets	$6,493,747	$6,532,095	$6,633,533	$6,386,634	$6,387,322
Liabilities and Equity:
Indebtedness, net	$2,628,632	$2,631,645	$2,667,183	$2,506,375	$2,495,410
Indebtedness associated with real estate held for sale, net	—	—	46,442	46,561	46,678
Accounts payable and accrued expenses	105,873	109,677	126,310	98,173	81,498
Accrued interest payable	7,979	7,713	11,019	6,891	6,955
Dividends payable	32,232	32,189	32,188	31,907	27,345
Derivative liabilities	2,283	—	—	—	128
Other liabilities	11,813	13,004	13,816	15,077	15,921
Total liabilities	2,788,812	2,794,228	2,896,958	2,704,984	2,673,935
Equity:
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	2,246	2,241	2,241	2,221	2,212
Additional paid in capital	3,753,074	3,751,056	3,749,550	3,698,763	3,678,478
Accumulated other comprehensive income	25,101	35,102	37,569	18,430	9,958
Accumulated deficit	(214,775)	(191,735)	(194,014)	(178,902)	(140,643)
Total shareholders' equity	3,565,646	3,596,664	3,595,346	3,540,512	3,550,005
Noncontrolling Interests	139,289	141,203	141,229	141,138	163,382
Total equity	3,704,935	3,737,867	3,736,575	3,681,650	3,713,387
Total liabilities and equity	$6,493,747	$6,532,095	$6,633,533	$6,386,634	$6,387,322

STATEMENTS OF OPERATIONS, FFO & CORE FFO
TRAILING FIVE QUARTERS
Dollars in thousands, except per share data

	For the Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Revenue:
Rental and other property revenue	$161,135	$162,493	$160,300	$154,643	$149,977
Other revenue	239	306	300	120	385
Total revenue	161,374	162,799	160,600	154,763	150,362
Expenses:
Property operating expenses	59,255	57,450	59,967	58,976	55,883
Property management expenses	6,371	6,593	5,744	6,139	5,556
General and administrative expenses (a)	8,154	5,739	5,625	6,968	7,928
Depreciation and amortization expense	53,536	52,161	49,722	72,793	78,174
Casualty losses (gains), net	151	(1,690)	(191)	(5,592)	(1,393)
Total expenses	127,467	120,253	120,867	139,284	146,148
Interest expense	(22,124)	(23,337)	(22,093)	(20,994)	(20,531)
Gain on sale of real estate assets, net	985	17,044	—	—	94,712
Other income, net	93	57	765	294	443
(Loss) gain from investments in unconsolidated real estate entities	(776)	242	(1,477)	(871)	(63)
Merger and integration costs	—	(2,028)	(275)	(1,307)	(1,895)
Restructuring costs	(3,213)	—	—	—	—
Net income (loss)	$8,872	$34,524	$16,653	$(7,399)	$76,880
(Income) loss allocated to noncontrolling interests	(224)	(893)	(430)	194	(2,280)
Net income (loss) available to common shares	$8,648	$33,631	$16,223	$(7,205)	$74,600
EPS - basic	$0.04	$0.15	$0.07	$(0.03)	$0.34
Weighted-average shares outstanding - Basic	224,226,873	223,903,756	221,960,609	221,164,284	220,798,692
EPS - diluted	$0.04	$0.15	$0.07	$(0.03)	$0.34
Weighted-average shares outstanding - Diluted	225,088,659	224,915,128	222,867,546	221,164,284	222,045,286
Funds From Operations (FFO):
Net income (loss)	$8,872	$34,524	$16,653	$(7,399)	$76,880
Add-Back (Deduct):
Real estate depreciation and amortization	53,287	51,957	49,347	72,298	77,943
Our share of real estate depreciation and amortization from investments in unconsolidated real estate entities	418	416	1,388	515	—
Gain on sale of real estate assets, net, excluding prepayment gains	(314)	(16,635)	—	—	(94,712)
FFO	$62,263	$70,262	$67,388	$65,414	$60,111
FFO per share	$0.27	$0.31	$0.30	$0.29	$0.26
CORE Funds From Operations (CFFO):
FFO	$62,263	$70,262	$67,388	$65,414	$60,111
Add-Back (Deduct):
Other depreciation and amortization	249	204	375	495	231
Casualty losses (gains), net	151	(1,690)	(191)	(5,592)	(1,393)
Loan (premium accretion) discount amortization, net	(2,755)	(2,760)	(2,750)	(2,741)	(2,754)
Prepayment (gains) losses on asset dispositions	(670)	(409)	—	—	—
Other expense (income), net	42	(860)	(765)	(294)	(380)
Merger and integration costs	—	2,028	275	1,307	1,895
Restructuring costs	3,213	—	—	—	—
CFFO	$62,493	$66,775	$64,332	$58,589	$57,710
CFFO per share	$0.27	$0.29	$0.28	$0.26	$0.25
Weighted-average shares and units outstanding	230,186,297	229,994,927	228,051,780	227,966,261	227,778,484
(a)Included in the three months ended March 31, 2023 and 2022 is $2.7 million and $2.4 million, respectively, of stock compensation expense recorded with respect to stock awards granted during the respective period to retirement eligible employees.

STATEMENTS OF OPERATIONS, FFO & CORE FFO
THREE MONTHS ENDED MARCH 31, 2023 and 2022
Dollars in thousands, except per share data

	For the Three Months Ended March 31,
	2023	2022
Revenue:
Rental and other property revenue	$161,135	$149,977
Other revenue	239	385
Total revenue	161,374	150,362
Expenses:
Property operating expenses	59,255	55,883
Property management expenses	6,371	5,556
General and administrative expenses (a)	8,154	7,928
Depreciation and amortization expense	53,536	78,174
Casualty losses (gains), net	151	(1,393)
Total expenses	127,467	146,148
Interest expense	(22,124)	(20,531)
Gain on sale of real estate assets, net	985	94,712
Other income, net	93	443
Loss from investments in unconsolidated real estate entities	(776)	(63)
Merger and integration costs	—	(1,895)
Restructuring costs	(3,213)	—
Net income (loss)	8,872	76,880
(Income) loss allocated to noncontrolling interests	(224)	(2,280)
Net income (loss) available to common shares	$8,648	$74,600
EPS - basic	$0.04	$0.34
Weighted-average shares outstanding - Basic	224,226,873	220,798,692
EPS - diluted	$0.04	$0.34
Weighted-average shares outstanding - Diluted	225,088,659	222,045,286
Funds From Operations (FFO):
Net income (loss)	$8,872	$76,880
Add-Back (Deduct):
Real estate depreciation and amortization	53,287	77,943
Our share of real estate depreciation and amortization from investments in unconsolidated real estate entities	418	—
Gain on sale of real estate assets, net, excluding prepayment gains	(314)	(94,712)
FFO	$62,263	$60,111
FFO per share	$0.27	$0.26
CORE Funds From Operations (CFFO):
FFO	$62,263	$60,111
Add-Back (Deduct):
Other depreciation and amortization	249	231
Casualty losses (gains), net	151	(1,393)
Loan (premium accretion) discount amortization, net	(2,755)	(2,754)
Prepayment (gains) losses on asset dispositions	(670)	—
Other expense (income), net	42	(380)
Merger and integration costs	—	1,895
Restructuring costs	3,213	—
CFFO	$62,493	$57,710
CFFO per share	$0.27	$0.25
Weighted-average shares and units outstanding	230,186,297	227,778,484
(a)Included in the three months ended March 31, 2023 and 2022 is $2.7 million and $2.4 million, respectively, of stock compensation expense recorded with respect to stock awards granted during the respective period to retirement eligible employees.

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO
Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Net income (loss)	$8,872	$34,524	$16,653	$(7,399)	$76,880
Add-Back (Deduct):
Interest expense	22,124	23,337	22,093	20,994	20,531
Depreciation and amortization	53,536	52,161	49,722	72,793	78,174
Casualty losses (gains), net	151	(1,690)	(191)	(5,592)	(1,393)
Gain on sale of real estate assets, net	(985)	(17,044)	—	—	(94,712)
Merger and integration costs	—	2,028	275	1,307	1,895
Loss (gain) from investments in unconsolidated real estate entities	776	(242)	1,477	1,125	—
Other income, net	(93)	(57)	(765)	—	—
Restructuring costs	3,213	—	—	—	—
Adjusted EBITDA	$87,594	$93,017	$89,264	$83,228	$81,375

INTEREST COST:
Interest expense	$22,124	$23,337	$22,093	$20,994	$20,531

INTEREST COVERAGE:	4.0x	4.0x	4.0x	4.0x	4.0x

SAME-STORE PORTFOLIO NET OPERATING INCOME & NOI BRIDGE (a) (b)
TRAILING FIVE QUARTERS
Dollars in thousands, except per unit data

	For the Three-Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Revenue:
Rental and other property revenue	$156,813	$156,897	$155,515	$150,892	$145,826
Property Operating Expenses:
Real estate taxes	19,609	19,557	18,977	20,013	19,390
Property insurance	3,191	3,359	3,582	3,050	2,842
Personnel expenses	12,013	12,215	12,227	12,585	12,344
Utilities	8,036	7,935	8,148	7,200	7,464
Repairs and maintenance	5,882	3,973	6,097	6,135	4,275
Contract services	5,480	5,131	5,440	5,254	4,867
Advertising expenses	1,370	1,214	1,502	1,266	1,222
Other expenses	1,929	2,094	1,920	1,823	1,656
Total property operating expenses	57,510	55,478	57,893	57,326	54,060
Same-store portfolio NOI	$99,303	$101,419	$97,622	$93,566	$91,766

Same-store portfolio NOI margin	63.3%	64.6%	62.8%	62.0%	62.9%
Average occupancy	93.1%	93.9%	94.2%	95.5%	95.3%

Average effective monthly rent, per unit	$1,530	$1,520	$1,487	$1,420	$1,381

	For the Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Rental and other property revenue
Same-store portfolio	$156,813	$156,897	$155,515	$150,892	$145,826
Non same-store portfolio	4,322	5,596	4,785	3,751	4,151
Total rental and other property revenue	161,135	162,493	160,300	154,643	149,977
Property operating expenses
Same-store portfolio	57,510	55,478	57,893	57,326	54,060
Non same-store portfolio	1,745	1,972	2,074	1,650	1,823
Total property operating expenses	59,255	57,450	59,967	58,976	55,883
NOI
Same-store portfolio	99,303	101,419	97,622	93,566	91,766
Non same-store portfolio	2,577	3,624	2,711	2,101	2,328
Total property NOI	$101,880	$105,043	$100,333	$95,667	$94,094
(a)Same-store portfolio consists of 116 properties, which represent 34,571 units.
(b)See definitions at the end of this release for a reconciliation from GAAP net income (loss) to NOI.

SAME-STORE PORTFOLIO NET OPERATING INCOME (a)
THREE MONTHS ENDED MARCH 31, 2023 and 2022
Dollars in thousands, except per unit data

	For the Three Months Ended March 31,
	2023	2022	% change
Revenue:
Rental and other property revenue	$156,813	$145,826	7.5%
Property Operating Expenses:
Real estate taxes	19,609	19,390	1.1%
Property insurance	3,191	2,842	12.3%
Personnel expenses	12,013	12,344	(2.7)%
Utilities	8,036	7,464	7.7%
Repairs and maintenance	5,882	4,275	37.6%
Contract services	5,480	4,867	12.6%
Advertising expenses	1,370	1,222	12.1%
Other expenses	1,929	1,656	16.5%
Total property operating expenses	57,510	54,060	6.4%
Same-store portfolio NOI	$99,303	$91,766	8.2%

Same-store portfolio NOI margin	63.3%	62.9%	0.4%
Average occupancy	93.1%	95.3%	(2.2)%
Average effective monthly rent, per unit	$1,530	$1,381	10.8%
(a)Same-store portfolio consists of 116 properties, which represent 34,571 units.

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET
THREE MONTHS ENDED MARCH 31, 2023
Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Atlanta, GA	13	5,180	$23,671	$22,244	6.4%	$8,404	$7,591	10.7%	$15,270	$14,651	4.2%	91.9%	94.6%	(2.7)%	$1,637	$1,458	12.3%
Dallas, TX	14	4,007	21,223	19,733	7.6%	8,823	8,400	5.0%	12,400	11,333	9.4%	93.1%	95.9%	(2.8)%	1,783	1,608	10.9%
Denver, CO	9	2,292	11,910	10,856	9.7%	3,531	3,337	5.8%	8,379	7,519	11.4%	93.8%	95.5%	(1.7)%	1,698	1,555	9.2%
Columbus, OH	10	2,510	10,228	9,499	7.7%	3,612	3,644	(0.9)%	6,616	5,855	13.0%	94.5%	95.8%	(1.3)%	1,356	1,234	9.9%
Raleigh - Durham, NC	6	1,690	7,755	6,741	15.0%	2,520	2,443	3.2%	5,234	4,298	21.8%	93.7%	95.2%	(1.5)%	1,530	1,321	15.8%
Indianapolis, IN	7	1,979	7,908	7,363	7.4%	2,927	2,759	6.1%	4,981	4,604	8.2%	92.5%	95.5%	(3.0)%	1,334	1,201	11.1%
Oklahoma City, OK	8	2,147	7,528	7,084	6.3%	2,560	2,452	4.4%	4,967	4,631	7.3%	91.7%	95.4%	(3.7)%	1,163	1,054	10.3%
Nashville, TN	4	1,412	6,545	6,388	2.5%	2,218	2,231	(0.6)%	4,327	4,157	4.1%	90.3%	95.7%	(5.4)%	1,596	1,457	9.5%
Houston, TX	7	1,932	8,448	7,954	6.2%	4,128	3,788	9.0%	4,320	4,166	3.7%	94.6%	94.4%	0.2%	1,427	1,338	6.7%
Memphis, TN	4	1,383	6,044	5,548	8.9%	1,982	1,897	4.5%	4,061	3,651	11.2%	93.7%	94.2%	(0.5)%	1,501	1,373	9.3%
Tampa-St. Petersburg, FL	4	1,104	5,988	5,080	17.9%	2,295	1,973	16.3%	3,693	3,107	18.9%	94.9%	94.4%	0.5%	1,780	1,531	16.3%
Birmingham, AL	2	1,074	4,533	4,603	(1.5)%	1,746	1,637	6.7%	2,787	2,965	(6.0)%	89.4%	93.8%	(4.4)%	1,475	1,397	5.6%
Huntsville, AL	3	873	4,016	3,886	3.3%	1,341	1,221	9.8%	2,675	2,665	0.4%	94.5%	95.6%	(1.1)%	1,545	1,441	7.2%
Lexington, KY	3	886	3,610	3,353	7.7%	1,067	1,183	(9.8)%	2,542	2,170	17.1%	94.9%	95.3%	(0.4)%	1,272	1,166	9.1%
Louisville, KY	4	1,150	4,438	4,280	3.7%	1,897	1,804	5.2%	2,541	2,476	2.6%	92.8%	95.1%	(2.3)%	1,285	1,156	11.2%
Charlotte, NC	2	480	2,635	2,271	16.0%	805	727	10.7%	1,830	1,544	18.5%	95.4%	96.0%	(0.6)%	1,758	1,524	15.4%
Myrtle Beach, SC - Wilmington, NC	3	628	2,611	2,287	14.2%	784	711	10.3%	1,827	1,577	15.9%	94.7%	96.7%	(2.0)%	1,396	1,177	18.6%
Cincinnati, OH	2	542	2,556	2,450	4.3%	967	848	14.0%	1,589	1,603	(0.9)%	92.1%	96.8%	(4.7)%	1,553	1,413	9.9%
Charleston, SC	2	518	2,534	2,277	11.3%	1,000	935	7.0%	1,534	1,342	14.3%	93.6%	96.5%	(2.9)%	1,603	1,409	13.8%
Greenville, SC	1	702	2,440	2,346	4.0%	944	855	10.4%	1,497	1,491	0.4%	92.2%	95.3%	(3.1)%	1,231	1,131	8.8%
Chicago, IL	1	374	1,997	1,877	6.4%	771	770	0.1%	1,226	1,107	10.7%	95.9%	95.3%	0.6%	1,772	1,645	7.7%
Orlando, FL	1	297	1,537	1,372	12.0%	668	562	18.9%	869	810	7.3%	94.5%	96.8%	(2.3)%	1,787	1,534	16.5%
Asheville, NC	1	252	1,142	976	17.0%	304	272	11.8%	838	705	18.9%	97.0%	97.8%	(0.8)%	1,488	1,272	17.0%
San Antonio, TX	1	306	1,454	1,444	0.7%	673	616	9.3%	780	828	(5.8)%	95.7%	96.9%	(1.2)%	1,483	1,455	1.9%
Fort Wayne, IN	1	222	994	920	8.0%	295	307	(3.9)%	700	613	14.2%	93.2%	94.6%	(1.4)%	1,431	1,314	8.9%
Austin, TX	1	256	1,310	1,258	4.1%	611	524	16.6%	699	733	(4.6)%	89.0%	96.8%	(7.8)%	1,788	1,567	14.1%
Norfolk, VA	1	183	985	941	4.7%	340	272	25.0%	645	670	(3.7)%	93.8%	95.5%	(1.7)%	1,882	1,731	8.7%
Chattanooga, TN	1	192	773	795	(2.8)%	297	301	(1.3)%	476	495	(3.8)%	92.5%	97.3%	(4.8)%	1,374	1,327	3.5%
Total / Weighted Average	116	34,571	$156,813	$145,826	7.5%	$57,510	$54,060	6.4%	$99,303	$91,766	8.2%	93.1%	95.3%	(2.2)%	$1,530	$1,381	10.8%

TOTAL PORTFOLIO NET OPERATING INCOME EXPOSURE BY MARKET
Dollars in thousands, except rent per unit

						For the Three Months Ended March 31, 2023
Market		Number of Properties	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	NOI	% of NOI
Atlanta, GA		13	5,180	$1,070,050	92.8%	$1,637	$15,267	15.0%
Dallas, TX		14	4,007	854,870	94.2%	1,783	12,400	12.2%
Denver, CO (a)	-1	9	2,292	606,372	94.0%	1,698	8,379	8.2%
Columbus, OH		10	2,510	368,862	95.4%	1,356	6,616	6.5%
Raleigh - Durham, NC		6	1,690	255,624	94.8%	1,530	5,234	5.2%
Indianapolis, IN		7	1,979	290,841	94.6%	1,334	4,981	4.9%
Oklahoma City, OK		8	2,147	321,400	92.5%	1,163	4,967	4.9%
Tampa-St. Petersburg, FL		5	1,452	294,794	95.9%	1,801	4,834	4.8%
Nashville, TN		5	1,508	367,696	92.8%	1,591	4,596	4.5%
Houston, TX		7	1,932	323,339	95.4%	1,427	4,320	4.3%
Memphis, TN		4	1,383	160,176	94.2%	1,501	4,061	4.0%
Birmingham, AL		2	1,074	232,510	89.3%	1,475	2,787	2.7%
Charlotte, NC		3	714	189,350	95.4%	1,756	2,675	2.6%
Huntsville, AL		3	873	189,568	95.5%	1,545	2,675	2.6%
Lexington, KY		3	886	160,002	96.4%	1,272	2,542	2.5%
Louisville, KY		4	1,150	149,011	93.0%	1,285	2,541	2.5%
Myrtle Beach, SC - Wilmington, NC		3	628	68,527	95.4%	1,396	1,827	1.8%
Cincinnati, OH		2	542	122,355	93.9%	1,553	1,589	1.6%
Charleston, SC		2	518	81,314	95.9%	1,603	1,534	1.5%
Greenville, SC		1	702	123,319	95.0%	1,231	1,497	1.5%
Chicago, IL		1	374	90,195	95.7%	1,772	1,226	1.2%
Orlando, FL		1	297	50,174	93.2%	1,787	869	0.9%
Asheville, NC		1	252	29,233	97.6%	1,488	838	0.8%
San Antonio, TX		1	306	57,108	97.4%	1,483	780	0.8%
Fort Wayne, IN		1	222	44,221	91.0%	1,431	700	0.7%
Austin, TX		1	256	56,860	91.3%	1,788	699	0.7%
Norfolk, VA		1	183	54,131	98.4%	1,882	645	0.6%
Chattanooga, TN		1	192	37,005	92.7%	1,374	476	0.5%
Total / Weighted Average		119	35,249	$6,648,907	94.1%	$1,535	$101,555	100.0%
(a)Includes properties in our Fort Collins, CO and Colorado Springs, CO markets.

VALUE ADD SUMMARY BY MARKET
PROJECT LIFE TO DATE AS OF MARCH 31, 2023

							Renovation Costs per Unit (b)
Market	Total Properties	Total Units To Be Renovated	Units Complete	Units Leased	Rent Premium (a)	% Rent Increase	Interior	Exterior	Total	ROI - Interior Costs(c)	ROI - Total Costs (d)
Ongoing
Memphis, TN	1	362	239	242	$374	34.8%	$14,683	$807	$15,490	30.6%	29.0%
Raleigh-Durham, NC	1	318	182	183	183	14.7%	15,058	1,046	16,104	14.6%	13.6%
Indianapolis, IN	1	236	126	123	246	22.3%	14,534	805	15,339	20.3%	19.2%
Tampa-St. Petersburg, FL	3	888	414	426	332	24.8%	12,449	847	13,296	32.0%	30.0%
Columbus, OH	2	546	212	202	245	19.9%	13,610	918	14,527	21.6%	20.2%
Oklahoma City, OK	2	541	210	208	117	14.5%	15,660	670	16,330	9.0%	8.6%
Atlanta, GA	5	2,180	775	822	264	21.9%	13,048	1,235	14,284	24.2%	22.1%
Austin, TX	1	256	78	72	217	14.4%	15,028	1,104	16,132	17.3%	16.1%
Dallas, TX	3	845	198	205	276	18.1%	16,959	1,544	18,503	19.6%	17.9%
Nashville, TN	1	724	159	124	165	11.5%	14,036	1,664	15,700	14.1%	12.6%
Total / Weighted Average	20	6,896	2,593	2,607	$260	21.3%	$13,993	$1,148	$15,140	23.5%	22.0%

Future (e)
Atlanta, GA	1	180	—	—	—	—	—	—	—	—	—
Columbus, OH	1	240	—	—	—	—	—	—	—	—	—
Dallas, TX	1	354	—	—	—	—	—	—	—	—	—
Oklahoma City, OK	2	546	—	—	—	—	—	—	—	—	—
Total / Weighted Average	5	1,320	—	—	—	—	—	—	—	—	—

Completed (f)
Raleigh-Durham, NC	1	328	325	323	$184	18.0%	$14,648	$2,108	$16,756	15.1%	13.2%
Louisville, KY	2	728	710	763	213	24.0%	15,345	2,173	17,518	16.7%	14.6%
Wilmington, NC	1	288	275	278	74	7.5%	7,686	56	7,742	11.6%	11.5%
Atlanta, GA	1	494	454	451	175	17.5%	9,102	1,773	10,875	23.0%	19.3%
Memphis, TN	2	691	618	612	190	18.8%	11,450	974	12,424	19.9%	18.4%
Tampa-St. Petersburg, FL	1	348	306	305	208	18.3%	13,988	2,155	16,143	17.9%	15.5%
Columbus, OH	3	763	670	669	203	22.4%	10,114	666	10,779	24.1%	22.6%
Total / Weighted Average	11	3,640	3,358	3,401	$187	19.6%	$11,922	$1,400	$13,277	19.0%	16.9%

Grand Total/Weighted Average	36	11,856	5,951	6,008	$238	20.3%	$12,824	$1,235	$14,059	20.9%	19.1%

(a) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures.
(b)Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects.
(c)Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit.
(d)Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit.
(e)Renovation project start dates are scheduled through Q3 2023.
(f)We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units.
(g)Includes Meadows, Haverford, Crestmont and Creekside that were formerly a part of the value add program but were sold in October 2022 (with respect to Meadows), February 2022 (with respect to Haverford) and December 2021 (with respect to Crestmont and Creekside).

INVESTMENT AND DEVELOPMENT ACTIVITY
Dollars in thousands

2023 DISPOSITIONS

Property	Location	Units	Disposition Date	Sale Price	Price per Unit	Average Rent Per Unit at Disposition	Gain on Sale of Real Estate, Net
Eagle Lake Landing	Indianapolis, IN	277	February 28, 2023	$37,300	$135	$1,184	$985

REAL ESTATE UNDER DEVELOPMENT

				Projected			Development Costs
Property	Location	Planned Units	Start Date	Initial Occupancy Date	Completion Date	Stabilization Date	Total Estimated	Total through 3/31/23	Remaining
Destination at Arista	Denver, CO	325	3Q 2021	2Q 2023	4Q 2023	1Q 2025	$102,100	$93,348	$8,752
Flatirons Apartments	Denver, CO	296	4Q 2022	3Q 2024	3Q 2024	3Q 2026	119,800	31,636	88,164
Total		621					$221,900	$124,983	$96,917

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

Property	Location	Units	Estimated Delivery Date	Total Construction Budget	Total Project Debt	IRT Equity Interest in JV	Remaining Expected IRT Investment	Carrying Value of IRT’s Investment
Metropolis at Innsbrook	Richmond, VA	402	Q2 2023	$85,883	$64,000	84.8%	$1,048	$17,583
Views of Music City II / The Crockett (a)	Nashville, TN	408	Q3 2023	66,079	43,275	50.0%	—	11,483
Virtuoso (b)	Huntsville, AL	178	—	57,491	39,281	90.0%	—	13,647
Lakeline Station	Austin, TX	378	Q3 2024	109,524	76,500	90.0%	—	30,571
The Mustang	Dallas, TX	275	Q4 2024	109,583	79,447	85.0%	6,382	19,598
Total		1,641		$428,560	$302,503		$7,430	$92,882
(a)Views of Music City phase II consists of 209 units with an estimated delivery date of Q3 2023. The Crockett is an operating property consisting of 199 units delivered in Q1 2023. We have one year from the delivery date to exercise our purchase option on The Crockett.
(b)The Virtuoso investment made on March 31, 2022 is an operating property.

DEBT SUMMARY AS OF MARCH 31, 2023
Dollars in thousands

	Amount	Weighted Average Rate (d)	Type	Weighted Average Maturity (in years)
Debt:
Unsecured revolver (a)	$185,478	5.8%	Floating	2.8
Unsecured term loans (b)	600,000	5.7%	Floating	4.3
Secured credit facilities (c)	617,115	4.3%	Floating/Fixed	5.7
Mortgages	1,183,435	3.9%	Fixed	4.9
Total Principal	2,586,028	4.5%		4.8
Loan premiums (discounts), net	56,256
Unamortized deferred financing costs	(13,652)
Total Consolidated Debt	2,628,632
Market Equity Capitalization, at period end	3,694,970
Total Capitalization	$6,323,602
(a)Unsecured revolver total capacity is $500,000, of which $185,478 was drawn as of March 31, 2023. The maturity date of borrowings under the unsecured revolver is January 31, 2026.
(b)Consists of a (i) $200,000 unsecured term loan with a maturity date of May 18, 2026 and a (ii) $400,000 unsecured term loan with a maturity date of January 28, 2028.
(c)Consists of a (i) $540,867 secured credit facility, three tranches of which, in an aggregate principal amount of $500,399, have a maturity date of August 1, 2028 and the fourth tranche of which, in the principal amount of $40,468, has a maturity date of March 1, 2030 and a (ii) $76,248 secured credit facility with a maturity date of July 1, 2030.
(d)Represents the weighted average of the contractual interest rates in effect as of quarter-end without regard to any interest rate swaps or collars. Our total weighted average effective interest rate during the quarter ended March 31, 2023, after giving effect to the impact of interest rate swaps and collars, and excluding the impact of loan premium amortization, discount accretion, and interest capitalization was 4.1%.
(e)As of March 31, 2023, we maintained the following hedges that have effectively fixed a portion of our floating rates debt.

Hedges:	Notional	Start	End	Swap Rate	Floor Rate	Cap Rate
Collar	$100,000	11/17/2017	11/17/2024	—	1.25%	2.00%
Collar	$150,000	10/17/2018	1/17/2024	—	2.25%	2.50%
Swap	$150,000	6/17/2021	6/17/2026	2.18%	—	—
Swap	$150,000	5/17/2022	5/17/2027	0.99%	—	—
Swap	$200,000	3/17/2023	3/17/2030	3.39%	—	—
Forward starting collar	$100,000	1/17/2024	1/17/2028	—	1.50%	2.50%
Forward starting collar	$100,000	11/17/2024	1/17/2028	—	1.50%	2.50%

DEBT COVENANT AND UNENCUMBERED ASSET STATS AS OF MARCH 31, 2023
Dollars in thousands

Debt Covenant Summary (a)

	Requirement	Actual	Compliance
Consolidated leverage ratio	≤ 60%	33.6%	Yes
Consolidated fixed charge coverage ratio	≥ 1.5x	2.7x	Yes
Unsecured leverage ratio	≤ 60%	25.0%	Yes
(a)For a complete listing of all debt covenants along with definitions of each covenant calculation see the Fourth Amended, Restated and Consolidated Credit Agreement, which is included as exhibit 10.1 of the Form 8-K filed on July 27, 2022.
Encumbered & Unencumbered Statistics

	Total Units	% of Total	Gross Assets	% of Total	Q1 2023 NOI	% of Total
Unencumbered assets	18,164	51.5%	$3,433,382	48.7%	$51,663	50.9%
Encumbered assets	17,085	48.5%	3,611,924	51.3%	49,892	49.1%
	35,249	100.0%	$7,045,306	100.0%	$101,555	100.0%

DEFINITIONS
Average Effective Monthly Rent per Unit
Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.
Average Occupancy
Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.
EBITDA and Adjusted EBITDA
Each of EBITDA and Adjusted EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty (gains) losses, merger and integration costs, income (loss) from investments in unconsolidated real estate entities, and restructuring costs. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. Our calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, our Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.
Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)
We believe that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.
CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, loan premium accretion and discount amortization, debt extinguishment costs, merger and integration costs, and restructuring costs from the determination of FFO.
Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.
Interest Coverage
Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.
Net Debt
Net debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands).

	As of
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Total debt	$2,628,632	$2,631,645	$2,713,625	$2,552,936	$2,542,088
Less: cash and cash equivalents	(12,448)	(16,084)	(23,753)	(11,378)	(23,971)
Less: loan discounts and premiums, net	(56,256)	(59,937)	(63,340)	(66,091)	(68,832)
Total net debt	$2,559,928	$2,555,624	$2,626,532	$2,475,467	$2,449,285
We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.
Net Operating Income
We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expense, depreciation and amortization, casualty related costs and gains, property management expenses, general and administrative expenses, net gains on sale of assets, merger and integration costs, and restructuring costs.
Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same-store and non same-store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

A reconciliation from GAAP net income (loss) to NOI is provided below:

	For the Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Net income (loss)	$8,872	$34,524	$16,653	$(7,399)	$76,880
Other revenue	(239)	(306)	(300)	(120)	(385)
Property management expenses	6,371	6,593	5,744	6,139	5,556
General and administrative expenses	8,154	5,739	5,625	6,968	7,928
Depreciation and amortization expense	53,536	52,161	49,722	72,793	78,174
Casualty losses (gains), net	151	(1,690)	(191)	(5,592)	(1,393)
Interest expense	22,124	23,337	22,093	20,994	20,531
Gain on sale of real estate assets, net	(985)	(17,044)	—	—	(94,712)
Other income, net	(93)	(57)	(765)	(294)	(443)
Loss (gain) from investments in unconsolidated real estate entities	776	(242)	1,477	871	63
Merger and integration costs	—	2,028	275	1,307	1,895
Restructuring costs	3,213	—	—	—	—
NOI	$101,880	$105,043	$100,333	$95,667	$94,094
Less: Non same-store portfolio NOI	2,577	3,624	2,711	2,101	2,328
Same-store portfolio NOI	$99,303	$101,419	$97,622	$93,566	$91,766
Same-Store Properties and Same-Store Portfolio
We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same-store portfolio.
Total Gross Assets
Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands).

	As of
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Total assets	$6,493,747	$6,532,095	$6,633,533	$6,386,634	$6,387,322
Plus: accumulated depreciation (a)	475,001	426,097	386,606	337,338	291,199
Plus: accumulated amortization	76,558	76,710	77,141	77,062	52,856
Total gross assets	$7,045,306	$7,034,902	$7,097,280	$6,801,034	$6,731,377
(a)Includes accumulated depreciation associated with real estate held for sale, as applicable.